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                                                     American National Bank
                                               and Trust Company of Chicago

                          INSTALLMENT NOTE (SECURED)
                             (60-Month Term Note)

   $2,270,000.00                                         Chicago, Illinois
   July 24, 1997                                         Due August 1, 2002

         FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay to the order of American National Bank and Trust Company of Chicago ("Bank"), at its principal place of business in Chicago, Illinois or such other place as Bank may designate from time to time hereafter, the principal sum of TWO MILLION TWO HUNDRED SEVENTY THOUSAND AND NO/100 DOLLARS ($2,270,000.00), which sum shall be due on August 1, 2002, and shall be payable in successive installments as follows: monthly installments of principal in the amount of Thirty-Seven Thousand Eight Hundred Thirty-Thre e and 33/100 Dollars ($37,833.33) plus accrued interest as hereinafter provided below; with the final installment equal to the balance of all amounts due hereunder. The first installment of principal and interest shall be due on the 1 day of September, 1997, and successive installments shall be paid on the same day of each month thereafter until paid.

         Borrower's obligations and liabilities to Bank under this Note, and all other obligations and liabilities of Borrower to Bank (including without limitation all debts, claims and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, including those evidenced in rate hedging agreements designed to protect the Borrower from the fluctuation of interest rates, heretofore now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Note, any agreement, instrument or document heretofore, now or from time to time hereafter executed and delivered to Bank by or on behalf of Borrower, or by oral agreement or operation of law or otherwise shall be defined and referred to herein as "Borrower's Liabilities."

         This Note is one of the Notes referred to in the Loan and Security Agreement which has been made by and among Borrower, Circuit
    Systems    of    Tennessee,    Inc.,     a    Tennessee    corporation
    ("Circuit/Tennessee"),  Circuit Systems, Inc., an Illinois corporation
    ("Circuit")  and  Bank  ( the  "Loan  Agreement"   and   any  security
    documents and any other documents or instruments securing this Note or evidencing the indebtedness described herein or delivered to induce Lender to disburse the proceeds evidenced hereby are hereinafter
    collectively referred  to as  the "Loan Documents" ).     Reference is
    hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a statement of the covenants and agreements contained therein, a statement of the rights, remedies and security afforded
    thereby, and all other  matters herein contained.   All property which
    secures all or any part of the indebtedness evidenced by the Loan Documents is hereinafter referred to individually and collectively as "Collateral."
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         The  unpaid   principal  balance  of  Borrower's  Liabilities due
    hereunder shall bear interest from the date of disbursement until paid at the rate or rates from time to time applicable to the 60-Month Term Loan as determined in accordance with the Loan Agreement ("Interest Rate").

         Such interest shall be computed daily (on the basis of a 360-day year and actual days elapsed) on the daily balance at the Interest Rate, and shall be payable on the first Bank business day ( "Business Day") of each month beginning on August 1, 1997; provided, however, that in the event that any of Borrower's Liabilities are not paid when due, the unpaid amount of Borrower's Liabilities shall bear interest after the due date until paid at a rate equal to the sum of the rate that would otherwise be in effect plus 3%.

         Borrower warrants and represents to Bank that Borrower shall use the proceeds represented by this Note solely for proper business purposes and consistently with all applicable laws and statutes.

         Regardless of the adequacy of the Collateral, any deposits or other sums at any time credited by or payable or due from Bank to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in the possession or control of Bank or its Bailee for any purpose, may be reduced to cash and applied by Bank to or setoff by Bank against Borrower's Liabilities.

         The  occurrence  of  any  one  of   the  following  events  shall
    constitute a default by the Borrower ("Event of Default")  under  this
    Note: (a) if Borrower fails to pay any of Borrower's Liabilities when due and payable or declared due and payable (whether by scheduled maturity, required payment, acceleration, demand or otherwise); (b) if Borrower or any guarantor of any of Borrower's Liabilities fails or neglects to perform, keep or observe any term, provision, condition,
    covenant, warranty  or representation  contained  in this  Note;   (c)
    occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered by or on behalf of Borrower to Bank; (d) occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered to Bank by any guarantor of Borrower's Liabilities or by any person or entity which has granted to Bank a security interest or lien in and to some or all of such person's or entity's real or personal property to secure the payment of Borrower's Liabilities; (e) if the Collateral or any other of Borrower's assets are attached, seized, subjected to a writ, or are levied upon or become subject to any lien or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (f) if a notice of lien, levy or assessment is filed of record or given to Borrower with respect to all or any of Borrower's assets by any federal, state or local department or agency;
    (g) if Borrower or any guarantor of Borrower's Liabilities becomes insolvent or generally fails to pay or admits in writing its inability to pay debts as they become due, if a petition under Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or any such guarantor, if Borrower or any such
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    guarantor shall make  an assignment for  the benefit of  creditors, if any case or proceeding is filed by or against Borrower or any such guarantor for its dissolution or liquidation, or if Borrower or any such guarantor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; (h) the death or incompetency of Borrower or any guarantor of Borrower's Liabilities, or the appointment of a conservator for all or
    any  portion  of  Borrower's   assets  or  the   Collateral;  (i)  the
    revocation, termination or cancellation of any  guaranty of Borrower's
    Liabilities without written  consent of Bank;   (j) if  a contribution
    failure occurs with respect to any pension plan maintained by Borrower or any corporation, trade or business that is, along with Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses (as described in Sections 414(b) and (c) of the Internal Revenue Code of 1986 or Section 4001 of the Employee
    Retirement  Income  Security  Act  of  1974,  as   amended,    ERISA
    sufficient to give rise to a lien under Section 302(f) of ERISA; (k) if Borrower or any guarantor of Borrower's Liabilities is in default in the payment of any obligations, indebtedness or other liabilities to any third party and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; (l) if any material statement, report or certificate made or delivered by Borrower, any of Borrower's partners, officers, employees or agents or any guarantor of Borrower's Liabilities is not true and correct; or (m) if Bank is reasonably insecure.

         Upon the occurrence  of an  Event of  Default, at  Bank's option,
    without notice by Bank to or  demand by Bank of Borrower:   (i) all of
    Borrower's Liabilities shall be immediately due and payable; (ii) Bank may exercise any one or more of the rights and remedies accruing to it
    under the  Loan Documents.    No holder  hereof shall,  by any  act  or
    omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing signed by the holder hereof, and then only to the extent specifically
    set forth  therein.   The rights,  remedies and  powers of  the holder
    hereof, as provided in this Note and in all of the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively against Borrower, any guarantor hereof, and any security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof.

         Upon an Event of Default, Borrower, immediately upon demand by Bank, shall assemble the Collateral and make it available to Bank at a place or places to be designated by Bank which is reasonably convenient to Bank and Borrower.

         All of Bank's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Bank of any partial payment made hereunder after the time when any of Borrower's Liabilities become due and payable will not establish a custom or waive any rights of Bank to
    enforce prompt  payment  hereof.   Bank's  failure  to require  strict
    performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Bank thereafter to demand strict
    compliance and  performance  therewith.   Any  waiver of  an  Event of
    Default hereunder shall not suspend, waive or affect any other Event of Default hereunder. Borrower and every endorser waive presentment,
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    demand and  protest  and  notice  of  presentment,  protest,  default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Bank may
    do in this  regard.   Borrower further  waives any  and all  notice or
    demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

         Borrower agrees to pay, immediately upon demand by Bank, any and all costs, fees and expenses (including reasonable attorneys' fees, costs and expenses) incurred by Bank (i) in enforcing any of Bank's rights hereunder, and (ii) in representing Bank in any litigation, contest, suit or dispute, or to commence, defend or intervene or to take any action with respect to any litigation, contest, suit or dispute (whether instituted by Bank, Borrower or any other person) in any way relating to this Note, Borrower's Liabilities or the Collateral, and to the extent not paid the same shall become part of Borrower's Liabilities hereunder.

         This Note shall be deemed to have been submitted by Borrower to Bank and to have been made at Bank's principal place of business. This Note shall be governed and controlled by the internal laws of the State of Illinois and not the law of conflicts.

         TO INDUCE BANK TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS, AND/OR THE CITY OF GREENEVILLE, STATE OF TENNESSEE. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN EITHER OF SAID CITIES AND STATES. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY BANK IN ACCORDANCE WITH THIS PARAGRAPH.

         BORROWER IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                       BORROWER

    1515 Industrial Drive
    Greeneville, Tennessee           CIRCUIT SYSTEMS OF TENNESSEE, L.P.,
                                     a Tennessee limited partnership
    62-1692960
    FEIN                             By:CIRCUIT SYSTEMS OF
                                        TENNESSEE, INC., its general partner

                                        By:  /s/ Dilip S. Vyas
                                        Its: Vice-President

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